UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 26, 2005


                                   VIACOM INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        001-09553              04-2949533
------------------------------    -----------------------    ----------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
      incorporation)                                      Identification Number)


                     1515 Broadway, New York, NY         10036
            -------------------------------------------------------
            (Address of principal executive offices)    (zip code)

       Registrant's telephone number, including area code: (212) 258-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5--Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            (b) On January 26, 2005, Jan Leschly, a director of the Registrant and its predecessor, CBS Corporation, since 1998, informed the Registrant that he does not plan to stand for re-election at the Registrant's 2005 Annual Meeting of Stockholders due to other commitments on his time. Mr. Leschly will continue to serve the remainder of his term as a director until the Registrant's 2005 Annual Meeting.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VIACOM INC.
                                  (Registrant)



                                  By:   /s/ Michael D. Fricklas
                                     ---------------------------------------
                                     Name:  Michael D. Fricklas
                                     Title: Executive Vice President, General
                                            Counsel and Secretary


Date: January 28, 2005



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